UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 7, 2014

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

Goldrich Mining Company (the “Company”) reports results from advanced petrologic studies of drill core samples from the Company’s 100% owned Chandalar gold property in Alaska. The new data refines the orogenic model that has historically guided exploration at Chandalar and offers a fresh approach to future exploration. To date, exploration efforts have not been directed toward identifying mineralized igneous gold sources.

The Company believes the studies are important and exciting for exploration as the pegmatite textures in outcrop and drilling and the radiogenic activity from accessory minerals associated with pegmatite-veins may indicate proximity to intrusive-related mineralization providing Goldrich a highly useful tool for gold mineralization discovery.

The petrologic study involved detailed microprobe examination of samples taken from veins in the Chandalar gold system that exhibit characteristics of pegmatite, an igneous rock deposited during emplacement of a granitic intrusive body.  All of the samples contain numerous accessory minerals that commonly derive from magma or late stage magmatic fluids, including monazite, thorite and xenotime. Some of the accessory minerals co-precipitated with gold, indicating that late intrusive stage hydrothermal fluids migrated upward along shear zones within which the lode gold mineralization is emplaced. Importantly, radiogenic activity is associated with the accessory mineral suite.

The Company anticipates rigorous follow-up rock sampling and radiogenic surveys will result in more effective selection of high-priority drill sites, an important factor considering the expansive size of the Chandalar mega-gold system.

A copy of the May 7, 2014 press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release, May 7, 2014.*

       * Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: May 12, 2014	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer